UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2016

PNK ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37666	47-4668380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors; Election of Directors

On April 18, 2016, Pinnacle Entertainment, Inc. (“Pinnacle”), as sole stockholder of PNK Entertainment, Inc. (the “Company”) elected Charles L. Atwood, Stephen C. Comer, James L. Martineau, Desirée Rogers, Anthony M. Sanfilippo and Jaynie Miller Studenmund as members of the Board of Directors (the “Board”) of the Company. The Board of the Company established on April 18, 2016 the following Board Committees and made the following appointments:

•	Messrs. Atwood (Chair) and Comer and Ms. Rogers were appointed as members of the Audit Committee;

•	Mr. Martineau (Chair) and Ms. Rogers were appointed as members of the Corporate Governance and Nominating Committee;

•	Ms. Studenmund (Chair) and Messrs. Comer and Atwood were appointed as members of the Compensation Committee;

•	Mr. Atwood and Mses. Studenmund and Rogers were appointed as members of the Compliance Committee; and

•	Mr. Martineau was appointed as Non-Executive Chairman of the Board.

There are currently no arrangements or understandings between any director and any other persons pursuant to which any such director was selected to be a director of the Company. None of the directors is a party to any transaction that would be required to be disclosed by the Company pursuant to Item 404(a) of Regulation S-K. Each of the directors (other than Mr. Sanfilippo) shall be eligible to participate in all other previously established and disclosed compensation and benefit plans in which non-employee directors participate. Information regarding each of these directors, the Board Committees on which they serve and their respective compensation and benefit plans is included in the section entitled “Management” in the Company’s Information Statement (the “Information Statement”), filed as Exhibit 99.1 to the Company’s Form 10-12B/A (the “Form 10”), filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2016 and is incorporated by reference into this Item 5.02.

Prior to the appointment of the directors to the Board as described above, Carlos A. Ruisanchez served as the sole member of the Board. Upon the appointment of such directors, Carlos A. Ruisanchez resigned as the sole member of the Board.

Appointment of Executive Officers

On April 18, 2016, the Board approved the appointment of the following individuals as executive officers of the Company in their respective positions listed below:

Name	Position
Anthony M. Sanfilippo	Chief Executive Officer
Carlos A. Ruisanchez	President and Chief Financial Officer
John A. Godfrey	Executive Vice President, Secretary and General Counsel
Virginia E. Shanks	Executive Vice President and Chief Administrative Officer
Neil E. Walkoff	Executive Vice President, Operations

Additional information regarding each of these executive officers is included in the section entitled “Management” in the Information Statement and is incorporated by reference into this Item 5.02, including the biographical information, employment agreements and all other previously established and disclosed plans in which executives participate. There are no arrangements or understandings between any executive officer and any other persons pursuant to which any such executive officer was selected as an executive officer.

2016 Equity and Performance Incentive Plan

On April 18, 2016, the Board adopted the Company’s 2016 Equity and Performance Incentive Plan (the “2016 Plan”). On April 18, 2016, Pinnacle, as sole stockholder of the Company, approved the 2016 Plan pursuant to a written consent of the stockholder. The 2016 Plan will become effective upon consummation of the spin-off (the “Spin-Off”) of Pinnacle’s operations and certain real property and undeveloped land at certain locations. The 2016 Plan provides for the issuance of 7,500,000 shares of Company common stock, plus the number of shares of Company common stock subject to the issuance of awards in connection with the equitable adjustment of long-term incentive awards previously granted by Pinnacle. A description of the material terms of the 2016 Plan can be found in the section of the Information Statement entitled “PNK Entertainment, Inc. 2016 Equity and Performance Incentive Plan,” which summary is incorporated herein by reference. The description is qualified in its entirety by reference to the Form of 2016 Plan, which is attached as Exhibit 4.27 to Amendment No. 4 to the Form 10, filed on March 17, 2016 and incorporated herein by reference.

Executive Deferred Compensation Plan

On April 18, 2016, the Board adopted the Executive Deferred Compensation Plan (the “Executive Plan”), which will become effective upon consummation of the Spin-Off. The Executive Plan covers an aggregate principal amount of approximately $6.2 million in deferred compensation obligations in respect of the deferred compensation obligations under the Pinnacle Executive Deferred Compensation Plan (the “Pinnacle Executive Plan”) that are assumed by the Company pursuant to the Employee Matters Agreement, by and between Pinnacle and the Company, as further described in the section of the Information Statement entitled “Employee Matters Agreement.” A description of the material terms of the Executive Plan, which has material terms that are substantially similar to the Pinnacle Executive Plan, can be found in the section of the Information Statement entitled “Executive Deferred Compensation Plan” and incorporated herein by reference. The description is qualified in its entirety by reference to the Form of Executive Plan, which is attached as Exhibit 10.22 to Amendment No. 4 to the Form 10, filed on March 17, 2016 and incorporated herein by reference.

Directors Deferred Compensation Plan

On April 18, 2016, the Board adopted the Directors Deferred Compensation Plan (the “Directors Plan”), which will become effective upon consummation of the Spin-Off. The Directors Plan covers 1,000,000 shares of Company common stock, plus the number of shares of Company common stock subject to the assets and liabilities under the 2008 Amended and Restated Pinnacle Entertainment, Inc. Director Deferred Compensation Plan (the “Pinnacle Directors Plan”) that are assumed by the Company pursuant to the Employee Matters Agreement. A description of the material terms of the Directors Plan, which has material terms and conditions that are substantially similar to the Pinnacle Directors Plan, can be found in the section of the Information Statement entitled “2008 Amended and Restated Directors Deferred Compensation Plan” and incorporated herein by reference. The description is qualified in its entirety by reference to the Form of Directors Plan, which is attached as Exhibit 10.21 to Amendment No. 4 to the Form 10, filed on March 17, 2016 and incorporated herein by reference.

Directors Health and Medical Insurance Plan

The Company will assume the Pinnacle Directors Health and Medical Insurance Plan (the “Directors Health Plan”) effective upon the Spin-Off. A description of the material terms and conditions of the Directors Health Plan can be found in the section of the Information Statement entitled “Directors Health Plan,” which summary is incorporated herein by reference. The description is qualified in its entirety by reference to the Directors Health Plan, which is attached as Exhibit 10.20 to Amendment No. 4 to the Form 10, filed on March 17, 2016 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2016, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and its By-Laws (the “Amended and Restated By-Laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws can be found in the Company’s Information Statement under the section entitled “Description of Capital Stock,” which is incorporated by reference into this Item 5.03.

The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of PNK Entertainment, Inc.

3.2	Amended and Restated Bylaws of PNK Entertainment, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: April 20, 2016

PNK ENTERTAINMENT, INC.

By:	/s/ John A. Godfrey
John A. Godfrey
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of PNK Entertainment, Inc.

3.2	Amended and Restated Bylaws of PNK Entertainment, Inc.